Exhibit 99.2
Quarterly Financial Supplement
Second Quarter 2025
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company	AA-	A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2025

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current vs.	Year-to-Date
(USD millions, except in force and per share and shares data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change

Net premiums	$4,151	$4,019	$4,156	$4,391	$3,920	$231	$8,170	$9,296	$(1,126)
Net income available to RGA’s shareholders	180	286	148	156	203	(23)	466	413	53
Adjusted operating income	315	378	334	242	365	(50)	693	766	(73)
Adjusted operating income excluding notable items (1)	315	378	334	410	365	(50)	693	766	(73)
Return on equity	7.0%	7.5%	7.1%	7.7%	9.7%	(2.7)%
Adjusted operating return on equity (excluding AOCI)	12.7%	13.4%	13.8%	13.8%	15.3%	(2.6)%
Adjusted operating return on equity (excluding AOCI and notable items (1))	14.3%	15.0%	15.4%	15.5%	15.3%	(1.0)%
Adjusted operating return on equity (excluding AOCI and B36 items)	12.6%	13.3%	13.7%	13.7%	15.3%	(2.7)%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$2.72	$4.33	$2.26	$2.37	$3.07	$(0.35)	$7.05	$6.28	$0.77
Adjusted operating income	$4.76	$5.73	$5.07	$3.67	$5.55	$(0.79)	$10.50	$11.65	$(1.15)
Adjusted operating income excluding notable items (1)	$4.76	$5.73	$5.07	$6.22	$5.55	$(0.79)	$10.50	$11.65	$(1.15)
Diluted earnings per share
Net income	$2.70	$4.27	$2.22	$2.33	$3.03	$(0.33)	$6.97	$6.19	$0.78
Adjusted operating income	$4.72	$5.66	$4.99	$3.62	$5.48	$(0.76)	$10.38	$11.49	$(1.11)
Adjusted operating income excluding notable items (1)	$4.72	$5.66	$4.99	$6.13	$5.48	$(0.76)	$10.38	$11.49	$(1.11)
Weighted average common shares outstanding
Basic	66,088	66,008	65,867	65,850	65,807	281	66,048	65,773	275
Diluted	66,731	66,861	66,982	66,797	66,732	(1)	66,793	66,645	148

Book value per share	$182.37	$172.53	$164.19	$168.93	$147.90	$34.47	$182.37	$147.90	$34.47
Book value per share, excluding AOCI	$155.87	$153.80	$151.31	$149.63	$148.19	$7.68	$155.87	$148.19	$7.68
Book value per share, excluding AOCI and B36	$156.63	$154.60	$151.97	$151.79	$149.01	$7.62	$156.63	$149.01	$7.62

Shareholders’ dividends paid	$59	$59	$59	$58	$56	$3	$118	$112	$6
Share buybacks	—	—	—	—	—	—	—	—	—
Total returned to shareholders	$59	$59	$59	$58	$56	$3	$118	$112	$6

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,219	19,225	19,439	19,447	19,487	(268)	19,219	19,487	(268)
Common shares outstanding	66,092	66,086	65,872	65,864	65,824	268	66,092	65,824	268

Assumed life reinsurance in force (in billions)	$4,091.3	$3,950.9	$3,878.7	$3,966.5	$3,767.7	$323.6
Assumed new business production (in billions)	$110.9	$131.7	$102.3	$204.4	$89.6	$21.3	$242.6	$198.7	$43.9

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$4,151	$4,019	$4,156	$4,391	$3,920	$231	$8,170	$9,296	$(1,126)
Net investment income	1,408	1,232	1,185	1,188	1,082	326	2,640	2,043	597
Investment related gains (losses), net	(44)	(79)	(247)	(78)	(271)	227	(123)	(420)	297
Other revenue	84	88	147	150	147	(63)	172	296	(124)
Total revenues	5,599	5,260	5,241	5,651	4,878	721	10,859	11,215	(356)
Benefits and expenses:
Adjusted claims and other policy benefits	4,045	3,822	3,943	4,116	3,712	333	7,867	8,844	(977)
Future policy benefits remeasurement (gains) losses	68	(56)	(69)	151	(90)	158	12	(114)	126
Market risk benefits remeasurement (gains) losses	(17)	29	(32)	31	(8)	(9)	12	(43)	55
Adjusted interest credited	314	299	292	310	231	83	613	485	128
Policy acquisition costs and other insurance expenses	433	417	411	452	391	42	850	778	72
Other operating expenses	325	300	385	299	301	24	625	584	41
Interest expense	90	80	86	78	72	18	170	140	30
Total benefits and expenses	5,258	4,891	5,016	5,437	4,609	649	10,149	10,674	(525)
Income before income taxes	341	369	225	214	269	72	710	541	169
Provision for income taxes	160	81	75	56	65	95	241	125	116
Net income	181	288	150	158	204	(23)	469	416	53
Net income attributable to noncontrolling interest	1	2	2	2	1	—	3	3	—
Net income available to RGA’s shareholders	$180	$286	$148	$156	$203	$(23)	$466	$413	$53
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$341	$369	$225	$214	$269	$72	$710	$541	$169
Investment and derivative (gains) losses (1)	77	71	380	(23)	308	(231)	148	540	(392)
Market risk benefits remeasurement (gains) losses	(17)	29	(32)	31	(8)	(9)	12	(43)	55
Change in fair value of funds withheld embedded derivatives (1)	(3)	11	(125)	112	(26)	23	8	(103)	111
Funds withheld (gains) losses - investment income	(2)	—	6	(1)	—	(2)	(2)	(2)	—
Derivatives - interest credited	2	10	(3)	11	(6)	8	12	7	5
Investment (income) loss on unit-linked variable annuities	—	—	2	(1)	1	(1)	—	2	(2)
Interest credited on unit-linked variable annuities	—	—	(2)	1	(1)	1	—	(2)	2
Interest expense on uncertain tax positions	—	—	1	1	(1)	1	—	(1)	1
Other (2)	23	(5)	(21)	(31)	(45)	68	18	68	(50)
Adjusted operating income before income taxes	421	485	431	314	491	(70)	906	1,007	(101)
Notable items (3)	—	—	—	194	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$421	$485	$431	$508	$491	$(70)	$906	$1,007	$(101)

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$180	$286	$148	$156	$203	$(23)	$466	$413	$53
Investment and derivative (gains) losses (1)	64	53	300	(18)	239	(175)	117	424	(307)
Market risk benefits remeasurement (gains) losses	(14)	23	(26)	25	(6)	(8)	9	(34)	43
Change in fair value of funds withheld embedded derivatives (1)	(3)	9	(99)	88	(20)	17	6	(81)	87
Funds withheld (gains) losses - investment income	(2)	—	4	—	—	(2)	(2)	(2)	—
Derivatives - interest credited	1	8	(2)	8	(4)	5	9	6	3
Investment (income) loss on unit-linked variable annuities	—	—	1	(1)	1	(1)	—	2	(2)
Interest credited on unit-linked variable annuities	—	—	(1)	1	(1)	1	—	(2)	2
Interest expense on uncertain tax positions	—	—	1	1	(1)	1	—	(1)	1
Other (2)	18	(4)	(16)	(25)	(35)	53	14	54	(40)
Uncertain tax positions and other tax related items	70	1	22	5	(12)	82	71	(16)	87
Net income attributable to noncontrolling interest	1	2	2	2	1	—	3	3	—
Adjusted operating income	315	378	334	242	365	(50)	693	766	(73)
Notable items (3)	—	—	—	168	—	—	—	—	—
Adjusted operating income excluding notable items	$315	$378	$334	$410	$365	$(50)	$693	$766	$(73)

Diluted earnings per share - adjusted operating income	$4.72	$5.66	$4.99	$3.62	$5.48	$(0.76)	$10.38	$11.49	$(1.11)
Diluted earnings per share - adjusted operating income excluding notable items	$4.72	$5.66	$4.99	$6.13	$5.48	$(0.76)	$10.38	$11.49	$(1.11)

Foreign currency effect on (4):
Net premiums	$45	$(60)	$(15)	$1	$(33)	$78	$(15)	$(45)	$30
Adjusted operating income before income taxes	$9	$(8)	$8	$1	$(5)	$14	$1	$(4)	$5

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024
Assets
Fixed maturity securities available-for-sale, at fair value	$86,043	$84,507	$77,617	$78,149	$70,491
Equity securities	155	153	155	155	144
Mortgage loans	10,057	9,331	8,839	8,388	7,984
Policy loans	1,294	1,284	1,321	1,285	1,171
Funds withheld at interest	7,115	5,328	5,436	5,545	5,556
Limited partnerships and real estate joint ventures	3,338	3,228	3,067	2,972	2,791
Short-term investments	502	454	363	381	335
Other invested assets	1,397	1,295	1,242	1,361	1,148
Total investments	109,901	105,580	98,040	98,236	89,620
Cash and cash equivalents	5,416	5,151	3,326	5,195	4,596
Accrued investment income	1,089	1,059	986	995	881
Premiums receivable and other reinsurance balances	4,202	3,749	3,898	3,738	3,635
Reinsurance ceded receivables and other	5,386	5,420	5,531	5,438	5,122
Deferred policy acquisition costs	5,823	5,649	5,543	5,477	4,720
Other assets	1,662	1,602	1,351	1,179	1,314
Total assets	$133,479	$128,210	$118,675	$120,258	$109,888
Liabilities and equity
Future policy benefits	$63,531	$59,836	$53,368	$55,933	$50,779
Interest-sensitive contract liabilities	37,158	36,614	35,095	34,357	31,676
Market risk benefits, at fair value	233	243	223	247	217
Other policy claims and benefits	3,016	2,870	2,693	2,875	2,769
Other reinsurance balances	1,353	1,291	1,316	955	917
Deferred income taxes	2,454	2,250	2,199	2,059	1,866
Funds withheld payable	4,816	4,889	5,017	4,809	4,323
Other liabilities	3,041	2,991	2,816	2,739	2,449
Long-term debt	5,734	5,734	5,042	5,067	5,067
Total liabilities	121,336	116,718	107,769	109,041	100,063
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,624	2,608	2,600	2,577	2,567
Retained earnings	9,563	9,443	9,255	9,166	9,076
Treasury stock	(1,887)	(1,888)	(1,889)	(1,889)	(1,889)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	130	(8)	(19)	108	86
Unrealized (depreciation) appreciation of securities	(4,897)	(4,443)	(4,526)	(2,800)	(4,694)
Effect of updating discount rates on future policy benefits	6,533	5,702	5,412	3,987	4,611
Change in instrument-specific credit risk for market risk benefits	3	6	2	6	6
Pension and postretirement benefits	(17)	(19)	(20)	(29)	(29)
Total RGA, Inc. shareholders’ equity	12,053	11,402	10,816	11,127	9,735
Noncontrolling interest	90	90	90	90	90
Total equity	12,143	11,492	10,906	11,217	9,825
Total liabilities and equity	$133,479	$128,210	$118,675	$120,258	$109,888
Total RGA, Inc. shareholders’ equity, excluding AOCI	$10,301	$10,164	$9,967	$9,855	$9,755

See appendix for reconciliation of total shareholders’ equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$2,019	$1,921	$2,046	$1,912	$1,827	$192	$3,940	$3,542	$398
Net investment income	285	268	247	226	203	82	553	408	145
Investment related gains (losses), net	12	(6)	—	—	—	12	6	—	6
Other revenue	4	8	14	21	7	(3)	12	13	(1)
Total revenues	2,320	2,191	2,307	2,159	2,037	283	4,511	3,963	548

Benefits and expenses:
Adjusted claims and other policy benefits	1,922	1,773	1,886	1,712	1,676	246	3,695	3,248	447
Future policy benefits remeasurement (gains) losses	74	(25)	(68)	46	(66)	140	49	(87)	136
Adjusted interest credited	37	29	36	45	19	18	66	38	28
Policy acquisition costs and other insurance expenses	223	219	225	223	186	37	442	361	81
Other operating expenses	60	55	77	54	55	5	115	108	7
Total benefits and expenses	2,316	2,051	2,156	2,080	1,870	446	4,367	3,668	699

Adjusted operating income before income taxes	4	140	151	79	167	(163)	144	295	(151)
Notable items (1)	—	—	—	53	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$4	$140	$151	$132	$167	$(163)	$144	$295	$(151)

Loss and expense ratios:
Loss ratio (2)	98.9%	91.0%	88.9%	91.9%	88.1%	10.8%	95.0%	89.2%	5.8%
Policy acquisition costs and other insurance expenses	11.0%	11.4%	11.0%	11.7%	10.2%	0.8%	11.2%	10.2%	1.0%
Other operating expenses	3.0%	2.9%	3.8%	2.8%	3.0%	—%	2.9%	3.0%	(0.1)%

Foreign currency effect on (3):
Net premiums	$(4)	$(7)	$(5)	$(4)	$1	$(5)	$(11)	$4	$(15)
Adjusted operating income (loss) before income taxes	$1	$(2)	$—	$—	$(1)	$2	$(1)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$1,854.7	$1,840.6	$1,837.1	$1,834.5	$1,716.1	$—
Assumed New Business Production (in billions)	$46.0	$36.3	$41.0	$150.0	$35.9	$—	$82.3	$76.9	$5.4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$(5)	$109	$156	$609	$305	$(310)	$104	$2,221	$(2,117)
Net investment income	371	337	323	336	318	53	708	621	87
Other revenue	53	50	52	58	54	(1)	103	116	(13)
Total revenues	419	496	531	1,003	677	(258)	915	2,958	(2,043)

Benefits and expenses:
Adjusted claims and other policy benefits	76	200	210	654	367	(291)	276	2,323	(2,047)
Future policy benefits remeasurement (gains) losses	(1)	(2)	(10)	12	(3)	2	(3)	(1)	(2)
Adjusted interest credited	130	123	127	131	126	4	253	261	(8)
Policy acquisition costs and other insurance expenses	93	84	102	105	87	6	177	167	10
Other operating expenses	24	24	26	21	20	4	48	38	10
Total benefits and expenses	322	429	455	923	597	(275)	751	2,788	(2,037)

Adjusted operating income before income taxes	97	67	76	80	80	17	164	170	(6)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$97	$67	$76	$80	$80	$17	$164	$170	$(6)

Assumed Life Reinsurance In Force (in billions)	$9.4	$9.5	$9.7	$9.8	$10.1	$(0.7)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024
Policyholder account balances

Fixed annuities (deferred)	$10,473	$10,299	$9,691	$9,473	$9,677
Equity-indexed annuities	$1,748	$1,838	$1,927	$2,022	$2,118
Bank-owned life insurance (BOLI) and universal life	$1,997	$2,011	$2,019	$2,029	$2,052
Other policyholder account balances	$45	$46	$34	$74	$43

Variable annuities account balances
No riders	$605	$593	$610	$624	$609
GMDB only	784	800	848	831	807
GMIB only	17	17	18	19	18
GMAB only	1	2	2	2	2
GMWB only	802	769	818	857	853
GMDB / WB	149	145	152	161	162
Other	13	13	13	14	13
Total variable annuities account balances	$2,371	$2,339	$2,461	$2,508	$2,464

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$1,265	$1,257	$654	$680	$691

Future policy benefits (at original discount rate) associated with:
Payout annuities	$8,734	$8,840	$6,781	$6,936	$6,764
Other future policy benefits	$62	$61	$50	$89	$56

Liability for market risk benefits:

Equity-indexed annuities	$173	$170	$163	$176	$147
Variable annuities (liability)	$60	$73	$60	$71	$70
Variable annuities (asset)	$17	$13	$17	$14	$15

Net interest spread (1)	1.2%	0.8%	1.3%	1.3%	1.1%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$339	$319	$333	$314	$326	$13	$658	$644	$14
Net investment income	66	65	64	68	61	5	131	125	6
Investment related gains, net	—	1	—	1	2	(2)	1	2	(1)
Other revenue	1	(1)	—	2	1	—	—	4	(4)
Total revenues	406	384	397	385	390	16	790	775	15

Benefits and expenses:
Adjusted claims and other policy benefits	318	295	311	296	304	14	613	587	26
Future policy benefits remeasurement gains	2	3	(5)	(4)	1	1	5	(2)	7
Adjusted interest credited	—	—	—	1	—	—	—	—	—
Policy acquisition costs and other insurance expenses	43	41	45	48	46	(3)	84	93	(9)
Other operating expenses	15	13	14	14	13	2	28	25	3
Total benefits and expenses	378	352	365	355	364	14	730	703	27

Adjusted operating income before income taxes	28	32	32	30	26	2	60	72	(12)
Notable items (1)	—	—	—	(5)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$28	$32	$32	$25	$26	$2	$60	$72	$(12)

Loss and expense ratios:
Loss ratio (2)	94.4%	93.4%	91.9%	93.0%	93.6%	0.8%	93.9%	90.8%	3.1%
Policy acquisition costs and other insurance expenses	12.7%	12.9%	13.5%	15.3%	14.1%	(1.4)%	12.8%	14.4%	(1.6)%
Other operating expenses	4.4%	4.1%	4.2%	4.5%	4.0%	0.4%	4.3%	3.9%	0.4%

Foreign currency effect on (3):
Net premiums	$(4)	$(20)	$(10)	$(5)	$(6)	$2	$(24)	$(5)	$(19)
Adjusted operating income before income taxes	$(1)	$(2)	$(1)	$(1)	$—	$(1)	$(3)	$—	$(3)

Assumed Life Reinsurance In Force (in billions)	$512.4	$478.6	$474.2	$499.6	$489.3	$23.1
Assumed New Business Production (in billions)	$13.1	$13.2	$12.3	$11.9	$12.3	$0.8	$26.3	$23.8	$2.5

Creditor reinsurance net premiums	$18	$19	$18	$19	$17	$1	$37	$34	$3

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$45	$52	$46	$49	$48	$(3)	$97	$71	$26
Net investment income	58	51	51	47	48	10	109	49	60
Investment related gains, net	—	—	1	—	—	—	—	—	—
Other revenue	5	4	5	3	6	(1)	9	9	—
Total revenues	108	107	103	99	102	6	215	129	86

Benefits and expenses:
Adjusted claims and other policy benefits	93	91	109	90	89	4	184	108	76
Policy acquisition costs and other insurance expenses	4	5	(17)	5	4	—	9	5	4
Other operating expenses	2	—	3	—	2	—	2	2	—
Total benefits and expenses	99	96	95	95	95	4	195	115	80

Adjusted operating income before income taxes	9	11	8	4	7	2	20	14	6
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$9	$11	$8	$4	$7	$2	$20	$14	$6

Foreign currency effect on (3):
Net premiums	$(1)	$(3)	$(1)	$(1)	$(1)	$—	$(4)	$(1)	$(3)
Adjusted operating income before income taxes	$—	$(1)	$—	$(1)	$—	$—	$(1)	$—	$(1)

Assumed Life Reinsurance In Force (in billions)	$6.3	$6.0	$6.0	$8.3	$—	$6.3
Assumed New Business Production (in billions)	$—	$—	$—	$8.3	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations include longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$573	$540	$488	$521	$497	$76	$1,113	$993	$120
Net investment income	32	30	28	30	27	5	62	54	8
Other revenue	3	2	10	(1)	—	3	5	2	3
Total revenues	608	572	526	550	524	84	1,180	1,049	131

Benefits and expenses:
Adjusted claims and other policy benefits	533	483	445	472	464	69	1,016	888	128
Future policy benefits remeasurement (gains) losses	6	(8)	12	35	6	—	(2)	1	(3)
Policy acquisition costs and other insurance expenses	24	20	21	29	22	2	44	59	(15)
Other operating expenses	27	27	37	32	33	(6)	54	64	(10)
Total benefits and expenses	590	522	515	568	525	65	1,112	1,012	100

Adjusted operating income (loss) before income taxes	18	50	11	(18)	(1)	19	68	37	31
Notable items (1)	—	—	—	40	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$18	$50	$11	$22	$(1)	$19	$68	$37	$31

Loss and expense ratios:
Loss ratio (2)	94.1%	88.0%	93.6%	97.3%	94.6%	(0.5)%	91.1%	89.5%	1.6%
Policy acquisition costs and other insurance expenses	4.2%	3.7%	4.3%	5.6%	4.4%	(0.2)%	4.0%	5.9%	(1.9)%
Other operating expenses	4.7%	5.0%	7.6%	6.1%	6.6%	(1.9)%	4.9%	6.4%	(1.5)%

Foreign currency effect on (3):
Net premiums	$24	$(3)	$8	$12	$1	$23	$21	$8	$13
Adjusted operating income (loss) before income taxes	$1	$1	$2	$(1)	$—	$1	$2	$—	$2

Critical illness net premiums	$36	$32	$33	$38	$33	$3	$68	$65	$3

Assumed Life Reinsurance In Force (in billions)	$1,117.7	$1,036.7	$970.4	$1,027.5	$976.5	$141.2
Assumed New Business Production (in billions)	$34.1	$63.4	$30.5	$31.0	$20.0	$14.1	$97.5	$58.0	$39.5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$247	$189	$187	$168	$159	$88	$436	$305	$131
Net investment income	109	85	87	84	79	30	194	148	46
Investment related gains (losses), net	4	(1)	(1)	1	1	3	3	—	3
Other revenue	7	9	12	3	8	(1)	16	19	(3)
Total revenues	367	282	285	256	247	120	649	472	177

Benefits and expenses:
Adjusted claims and other policy benefits	224	167	159	148	133	91	391	255	136
Future policy benefits remeasurement (gains) losses	(3)	(3)	(1)	—	2	(5)	(6)	4	(10)
Adjusted interest credited	7	6	9	5	9	(2)	13	16	(3)
Policy acquisition costs and other insurance expenses	2	1	2	2	2	—	3	4	(1)
Other operating expenses	21	21	20	15	15	6	42	30	12
Total benefits and expenses	251	192	189	170	161	90	443	309	134

Adjusted operating income before income taxes	116	90	96	86	86	30	206	163	43
Notable items (2)	—	—	—	2	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$116	$90	$96	$88	$86	$30	$206	$163	$43

Foreign currency effect on (3):
Net premiums	$14	$(2)	$4	$4	$1	$13	$12	$6	$6
Adjusted operating income before income taxes	$5	$—	$1	$2	$—	$5	$5	$3	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations include longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$816	$777	$834	$756	$708	$108	$1,593	$1,424	$169
Net investment income	72	71	66	65	61	11	143	126	17
Investment related gains (losses), net	1	(1)	(1)	1	1	—	—	1	(1)
Other revenue	—	3	10	(3)	8	(8)	3	18	(15)
Total revenues	889	850	909	819	778	111	1,739	1,569	170

Benefits and expenses:
Adjusted claims and other policy benefits	701	671	733	656	607	94	1,372	1,193	179
Future policy benefits remeasurement (gains) losses	(8)	(18)	9	53	(29)	21	(26)	(28)	2
Policy acquisition costs and other insurance expenses	35	39	37	44	42	(7)	74	87	(13)
Other operating expenses	57	52	67	55	59	(2)	109	109	—
Total benefits and expenses	785	744	846	808	679	106	1,529	1,361	168

Adjusted operating income before income taxes	104	106	63	11	99	5	210	208	2
Notable items (1)	—	—	—	95	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$104	$106	$63	$106	$99	$5	$210	$208	$2

Loss and expense ratios:
Loss ratio (2)	84.9%	84.0%	89.0%	93.8%	81.6%	3.3%	84.5%	81.8%	2.7%
Policy acquisition costs and other insurance expenses	4.3%	5.0%	4.4%	5.8%	5.9%	(1.6)%	4.6%	6.1%	(1.5)%
Other operating expenses	7.0%	6.7%	8.0%	7.3%	8.3%	(1.3)%	6.8%	7.7%	(0.9)%

Foreign currency effect on (3):
Net premiums	$9	$(23)	$(9)	$(4)	$(23)	$32	$(14)	$(46)	$32
Adjusted operating income before income taxes	$2	$(2)	$1	$4	$(2)	$4	$—	$(4)	$4

Critical illness net premiums	$424	$398	$405	$414	$358	$66	$822	$710	$112

Assumed Life Reinsurance In Force (in billions)	$568.7	$561.1	$567.6	$572.2	$557.8	$10.9
Assumed New Business Production (in billions)	$14.5	$14.3	$18.5	$11.5	$13.1	$1.4	$28.8	$30.7	$(1.9)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes adjusted Claims and other policy benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net premiums	$117	$112	$66	$62	$50	$67	$229	$96	$133
Net investment income	247	196	189	184	163	84	443	283	160
Investment related gains, net	10	7	6	5	6	4	17	9	8
Other revenue	—	6	6	19	12	(12)	6	32	(26)
Total revenues	374	321	267	270	231	143	695	420	275

Benefits and expenses:
Adjusted claims and other policy benefits	158	145	97	90	74	84	303	121	182
Future policy benefits remeasurement gains	(2)	(3)	(6)	9	(1)	(1)	(5)	(1)	(4)
Adjusted interest credited	93	84	81	75	49	44	177	100	77
Policy acquisition costs and other insurance expenses	36	27	20	27	30	6	63	55	8
Other operating expenses	12	9	10	9	8	4	21	15	6
Total benefits and expenses	297	262	202	210	160	137	559	290	269

Adjusted operating income before income taxes	77	59	65	60	71	6	136	130	6
Notable items (2)	—	—	—	9	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$77	$59	$65	$69	$71	$6	$136	$130	$6

Foreign currency effect on (3):
Net premiums	$7	$(2)	$(2)	$(1)	$(6)	$13	$5	$(11)	$16
Adjusted operating income before income taxes	$2	$(1)	$6	$(2)	$(2)	$4	$1	$(3)	$4

Assumed Life Reinsurance In Force (in billions)	$22.1	$18.4	$13.7	$14.6	$9.6	$12.5
Assumed New Business Production (in billions)	$3.2	$4.5	$—	$—	$—	$3.2	$7.7	$1.0	$6.7

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations include asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Revenues:
Net investment income	$166	$129	$138	$146	$123	$43	$295	$229	$66
Investment related gains, net	3	3	3	3	1	2	6	5	1
Other revenue	18	5	23	19	9	9	23	21	2
Total revenues	187	137	164	168	133	54	324	255	69

Benefits and expenses:
Adjusted interest credited	45	47	44	41	35	10	92	65	27
Policy acquisition costs and other insurance income	(19)	(19)	(24)	(31)	(28)	9	(38)	(53)	15
Other operating expenses	103	99	130	99	97	6	202	184	18
Interest expense	90	80	85	77	73	17	170	141	29
Total benefits and expenses	219	207	235	186	177	42	426	337	89

Adjusted operating loss before income taxes	(32)	(70)	(71)	(18)	(44)	12	(102)	(82)	(20)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(32)	$(70)	$(71)	$(18)	$(44)	$12	$(102)	$(82)	$(20)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$(1)	$(1)	$(1)	$—	$—	$(1)	$(2)	$1	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior-year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
U.S. and Latin America:
Traditional	$4	$140	$151	$79	$167	$(163)	$144	$295	$(151)
Financial Solutions	97	67	76	80	80	17	164	170	(6)
Total U.S. and Latin America	101	207	227	159	247	(146)	308	465	(157)
Canada:
Traditional	28	32	32	30	26	2	60	72	(12)
Financial Solutions	9	11	8	4	7	2	20	14	6
Total Canada	37	43	40	34	33	4	80	86	(6)
Europe, Middle East and Africa:
Traditional	18	50	11	(18)	(1)	19	68	37	31
Financial Solutions	116	90	96	86	86	30	206	163	43
Total Europe, Middle East and Africa	134	140	107	68	85	49	274	200	74
Asia Pacific:
Traditional	104	106	63	11	99	5	210	208	2
Financial Solutions	77	59	65	60	71	6	136	130	6
Total Asia Pacific	181	165	128	71	170	11	346	338	8
Corporate and Other	(32)	(70)	(71)	(18)	(44)	12	(102)	(82)	(20)
Consolidated adjusted operating income before income taxes	421	485	431	314	491	(70)	906	1,007	(101)
Notable items (1)	—	—	—	194	—	—	—	—	—
Consolidated adjusted operating income excluding notable items before income taxes	$421	$485	$431	$508	$491	$(70)	$906	$1,007	$(101)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024
Fixed maturity securities, available-for-sale (1)	$86,043	$84,507	$77,617	$78,149	$70,491
Equity securities	155	153	155	155	144
Mortgage loans	10,057	9,331	8,839	8,388	7,984
Policy loans	1,294	1,284	1,321	1,285	1,171
Funds withheld at interest	7,115	5,328	5,436	5,545	5,556
Limited partnerships and real estate joint ventures	3,338	3,228	3,067	2,972	2,791
Short-term investments	502	454	363	381	335
Other invested assets	1,397	1,295	1,242	1,361	1,148
Cash and cash equivalents	5,416	5,151	3,326	5,195	4,596
Total cash and invested assets	$115,317	$110,731	$101,366	$103,431	$94,216

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies (“Japanese government”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Average invested assets at amortized cost (1)	$45,664	$44,016	$40,803	$39,469	$38,172	$7,492	$44,566	$38,106	$6,460
Net investment income (1)	$595	$502	$484	$492	$436	$159	$1,097	$880	$217
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	5.31%	4.64%	4.83%	5.08%	4.65%	66 bps	4.98%	4.67%	31 bps
Variable investment income (“VII”) (included in net investment income) (1)	$59	$(6)	$25	$36	$12	$47	$53	$28	$25
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.98%	4.90%	4.80%	4.95%	4.76%	22 bps	4.94%	4.76%	18 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	June 30, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$61,006	$112	$706	$4,274	$57,326	66.5%
Canadian government	4,871	—	344	81	5,134	6.0%
Japanese government	7,204	—	—	1,466	5,738	6.7%
ABS	6,160	19	40	165	6,016	7.0%
CMBS	2,129	1	24	76	2,076	2.4%
RMBS	1,593	—	15	86	1,522	1.8%
U.S. government	1,618	—	9	257	1,370	1.6%
State and political subdivisions	786	—	2	89	699	0.8%
Other foreign government	6,521	—	87	446	6,162	7.2%
Total fixed maturity securities	$91,888	$132	$1,227	$6,940	$86,043	100.0%

	December 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$54,705	$82	$642	$4,274	$50,991	65.7%
Canadian government	4,655	—	412	51	5,016	6.5%
Japanese government	5,319	—	1	875	4,445	5.7%
ABS	5,197	15	42	184	5,040	6.5%
CMBS	2,344	1	22	98	2,267	2.9%
RMBS	1,412	—	12	107	1,317	1.7%
U.S. government	2,734	—	11	281	2,464	3.2%
State and political subdivisions	789	—	3	99	693	0.9%
Other foreign government	5,752	—	56	424	5,384	6.9%
Total fixed maturity securities	$82,907	$98	$1,201	$6,393	$77,617	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2025				December 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions:
Banking	$7,605	$7,387	12.8%	A-	$7,757	$7,485	14.7%	A-
Brokerage/asset managers/exchanges	1,643	1,527	2.7%	A-	1,482	1,360	2.7%	A-
Finance companies	826	796	1.4%	BBB+	530	501	1.0%	BBB
Insurance	5,504	5,031	8.8%	A-	4,992	4,497	8.8%	A-
REITs	1,929	1,815	3.2%	A-	1,737	1,613	3.2%	A-
Other finance	1,440	1,244	2.2%	A-	1,407	1,217	2.3%	A-
Total financial institutions	$18,947	$17,800	31.1%		$17,905	$16,673	32.7%
Industrials:
Basic	$2,433	$2,261	3.9%	BBB	$2,097	$1,929	3.8%	BBB+
Capital goods	2,817	2,713	4.7%	BBB	2,489	2,369	4.6%	BBB+
Communications	3,716	3,449	6.0%	BBB+	3,420	3,147	6.2%	BBB+
Consumer cyclical	3,465	3,266	5.7%	BBB+	3,300	3,099	6.1%	BBB+
Consumer noncyclical	6,986	6,517	11.5%	BBB+	6,177	5,714	11.2%	BBB+
Energy	4,803	4,643	8.1%	BBB+	4,060	3,906	7.7%	BBB+
Technology	2,368	2,174	3.8%	BBB+	2,124	1,937	3.8%	BBB+
Transportation	3,618	3,404	5.9%	A-	3,238	3,025	5.9%	A-
Other industrial	1,660	1,619	2.8%	BBB	1,362	1,350	2.6%	BBB
Total industrials	$31,866	$30,046	52.4%		$28,267	$26,476	51.9%
Utilities:
Electric	$8,172	$7,634	13.2%	A-	$6,863	$6,336	12.4%	A-
Natural gas	1,402	1,292	2.3%	A-	1,177	1,078	2.2%	A-
Other utility	619	554	1.0%	BBB+	493	428	0.8%	BBB+
Total utilities	$10,193	$9,480	16.5%		$8,533	$7,842	15.4%
Total	$61,006	$57,326	100.0%	BBB+	$54,705	$50,991	100.0%	A-

(1) Average Credit Rating designations are based on ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024
NAIC Designation	Rating Agency Designation(1)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$59,480	$55,147	64.1%	$58,522	$54,839	64.9%	$54,543	$50,822	65.5%	$53,371	$51,053	65.3%	$49,634	$45,782	64.9%
2	BBB	26,911	25,568	29.7%	26,347	24,946	29.5%	24,023	22,565	29.1%	24,076	23,130	29.6%	22,431	20,787	29.5%
3	BB	4,421	4,353	5.1%	3,880	3,849	4.6%	3,422	3,410	4.4%	3,284	3,233	4.2%	3,331	3,270	4.6%
4	B	802	793	0.9%	643	639	0.8%	636	577	0.7%	662	576	0.7%	562	504	0.8%
5	CCC	244	165	0.2%	287	216	0.2%	246	221	0.3%	168	131	0.2%	158	124	0.2%
6	In or near default	30	17	—%	30	18	—%	37	22	—%	45	26	—%	45	24	—%
	Total	$91,888	$86,043	100.0%	$89,709	$84,507	100.0%	$82,907	$77,617	100.0%	$81,606	$78,149	100.0%	$76,161	$70,491	100.0%

(1) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g., “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2025			March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS
Collateralized loan obligations (“CLOs”)	$2,461	$2,455	25.6%	$2,262	$2,251	24.2%	$2,044	$2,044	23.7%	$2,659	$2,650	29.7%	$2,675	$2,676	31.6%
ABS, excluding CLOs	3,699	3,561	37.0%	3,404	3,269	35.2%	3,153	2,996	34.7%	2,862	2,723	30.5%	2,627	2,467	29.1%
Total ABS	6,160	6,016	62.6%	5,666	5,520	59.4%	5,197	5,040	58.4%	5,521	5,373	60.2%	5,302	5,143	60.7%
CMBS	2,129	2,076	21.6%	2,334	2,267	24.4%	2,344	2,267	26.3%	2,327	2,238	25.1%	2,242	2,120	25.0%
RMBS
Agency	377	337	3.5%	385	344	3.7%	394	344	4.0%	401	365	4.0%	414	364	4.3%
Non-agency	1,216	1,185	12.3%	1,186	1,158	12.5%	1,018	973	11.3%	973	953	10.7%	893	848	10.0%
Total RMBS	1,593	1,522	15.8%	1,571	1,502	16.2%	1,412	1,317	15.3%	1,374	1,318	14.7%	1,307	1,212	14.3%
Total	$9,882	$9,614	100.0%	$9,571	$9,289	100.0%	$8,953	$8,624	100.0%	$9,222	$8,929	100.0%	$8,851	$8,475	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of June 30, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,571	$601	$18,829	$3,587	$33,400	$4,188
Canadian government	645	18	411	63	1,056	81
Japanese government	1,630	95	4,089	1,371	5,719	1,466
ABS	1,612	20	1,373	139	2,985	159
CMBS	207	6	843	68	1,050	74
RMBS	218	3	587	83	805	86
U.S. government	89	3	649	254	738	257
State and political subdivisions	104	3	417	86	521	89
Other foreign government	1,341	58	1,736	350	3,077	408
Total investment grade securities	$20,417	$807	$28,934	$6,001	$49,351	$6,808

Below investment grade securities:
Corporate	$962	$33	$322	$50	$1,284	$83
ABS	51	4	17	1	68	5
Other foreign government	—	—	131	38	131	38
Total below investment grade securities	$1,013	$37	$470	$89	$1,483	$126
Total fixed maturity securities	$21,430	$844	$29,404	$6,090	$50,834	$6,934

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,741	$529	$18,851	$3,682	$33,592	$4,211
Canadian government	286	5	469	46	755	51
Japanese government	2,037	192	2,365	683	4,402	875
ABS	940	19	1,730	159	2,670	178
CMBS	333	4	980	91	1,313	95
RMBS	354	7	593	100	947	107
U.S. government	792	15	656	266	1,448	281
State and political subdivisions	155	7	417	92	572	99
Other foreign government	1,408	42	1,816	344	3,224	386
Total investment grade securities	$21,046	$820	$27,877	$5,463	$48,923	$6,283

Below investment grade securities:
Corporate	$347	$7	$347	$50	$694	$57
ABS	101	1	40	5	141	6
Other foreign government	—	—	130	38	130	38
Total below investment grade securities	$448	$8	$517	$93	$965	$101
Total fixed maturity securities	$21,494	$828	$28,394	$5,556	$49,888	$6,384

(1) Includes securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(29)	$(6)	$23	$(9)	$(16)	$(13)	$(35)	$(36)	$1
Impairments on fixed maturity securities	(2)	—	—	—	(1)	(1)	(2)	(1)	(1)
Realized gains on investment activity	30	36	22	72	68	(38)	66	100	(34)
Realized losses on investment activity	(65)	(87)	(334)	(113)	(230)	165	(152)	(364)	212
Net losses on fixed maturity securities available-for-sale	(66)	(57)	(289)	(50)	(179)	113	(123)	(301)	178

Net gains (losses) on equity securities	3	(1)	(4)	6	(5)	8	2	(1)	3
Change in mortgage loan allowance for credit losses	(18)	4	(6)	(12)	2	(20)	(14)	(8)	(6)
Limited partnerships and real estate joint venture impairment losses	(16)	(5)	(15)	—	—	(16)	(21)	(8)	(13)
Change in fair value of certain limited partnership investments	6	(7)	21	17	—	6	(1)	1	(2)
Other change in allowance for credit losses and impairments	(3)	(1)	—	—	(3)	—	(4)	(4)	—
Other, net	(3)	1	19	(14)	7	(10)	(2)	16	(18)

Freestanding derivatives (1):
Interest rate swaps	(1)	6	(18)	13	(13)	12	5	(44)	49
Interest rate options	(1)	—	—	(3)	—	(1)	(1)	(3)	2
Total return swaps	6	(6)	(7)	7	(11)	17	—	(7)	7
Interest rate futures	—	—	—	—	1	(1)	—	2	(2)
Foreign currency swaps	(2)	(3)	14	(7)	8	(10)	(5)	22	(27)
Foreign currency swaps - hedged	—	—	—	—	(1)	1	—	(2)	2
Foreign currency forwards	40	22	(82)	77	(98)	138	62	(162)	224
Foreign currency options	(2)	(1)	(6)	2	(3)	1	(3)	(3)	—
Equity options	11	(6)	(1)	1	(1)	12	5	(5)	10
Equity futures	(21)	9	3	(12)	(2)	(19)	(12)	(19)	7
Credit default swaps	21	(18)	1	10	2	19	3	4	(1)
CPI swaps	(1)	(5)	(2)	(1)	(1)	—	(6)	(1)	(5)
Total freestanding derivatives	50	(2)	(98)	87	(119)	169	48	(218)	266

Embedded derivatives	3	(11)	125	(112)	26	(23)	(8)	103	(111)
Net gains (losses) on total derivatives	53	(13)	27	(25)	(93)	146	40	(115)	155

Total investment related gains (losses), net	$(44)	$(79)	$(247)	$(78)	$(271)	$227	$(123)	$(420)	$297

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
U.S. and Latin America Traditional
Income before income taxes	$29	$149	$153	$57	$174	$(145)	$178	$290	$(112)
Investment and derivative gains (1)	—	—	1	1	—	—	—	—	—
Funds withheld losses - investment income	—	—	—	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(25)	(9)	(3)	21	(6)	(19)	(34)	6	(40)
Other	—	—	—	—	(1)	1	—	(1)	1
Adjusted operating income before income taxes	4	140	151	79	167	(163)	144	295	(151)
Notable items (2)	—	—	—	53	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$4	$140	$151	$132	$167	$(163)	$144	$295	$(151)

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$(17)	$34	$139	$(46)	$83	$(100)	$17	$100	$(83)
Market risk benefits remeasurement (gains) losses	(17)	29	(32)	31	(8)	(9)	12	(43)	55
Investment and derivative (gains) losses (1)	95	(17)	96	(7)	35	60	78	97	(19)
Change in fair value of funds withheld embedded derivatives (1)	22	20	(122)	91	(20)	42	42	(109)	151
Funds withheld (gains) losses - investment income	(3)	(1)	4	1	(1)	(2)	(4)	(2)	(2)
Derivatives - interest credited	5	5	(1)	11	(6)	11	10	7	3
Other (3)	12	(3)	(8)	(1)	(3)	15	9	120	(111)
Adjusted operating income before income taxes	97	67	76	80	80	17	164	170	(6)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$97	$67	$76	$80	$80	$17	$164	$170	$(6)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Canada Traditional
Income before income taxes	$25	$32	$32	$29	$27	$(2)	$57	$74	$(17)
Investment and derivative (gains) losses (1)	—	—	—	—	1	(1)	—	—	—
Investment income - non-operating funds withheld at interest	1	—	1	—	—	1	1	—	1
Other	2	—	(1)	1	(2)	4	2	(2)	4
Adjusted operating income before income taxes	28	32	32	30	26	2	60	72	(12)
Notable items (2)	—	—	—	(5)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$28	$32	$32	$25	$26	$2	$60	$72	$(12)

Canada Financial Solutions
Income before income taxes	$9	$12	$17	$21	$6	$3	$21	$13	$8
Investment and derivative (gains) losses (1)	—	(1)	(9)	(17)	1	(1)	(1)	1	(2)
Adjusted operating income before income taxes	9	11	8	4	7	2	20	14	6
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$9	$11	$8	$4	$7	$2	$20	$14	$6

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$16	$50	$8	$(17)	$1	$15	$66	$29	$37
Other	2	—	3	(1)	(2)	4	2	8	(6)
Adjusted operating income (loss) before income taxes	18	50	11	(18)	(1)	19	68	37	31
Notable items (2)	—	—	—	40	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$18	$50	$11	$22	$(1)	$19	$68	$37	$31

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$109	$74	$79	$84	$72	$37	$183	$136	$47
Investment and derivative losses (1)	8	14	16	4	13	(5)	22	27	(5)
Investment income - non-operating funds withheld at interest	(1)	2	1	(2)	1	(2)	1	—	1
Investment (income) loss on unit-linked variable annuities	—	—	2	(1)	1	(1)	—	2	(2)
Interest credited on unit-linked variable annuities	—	—	(2)	1	(1)	1	—	(2)	2
Adjusted operating income before income taxes	116	90	96	86	86	30	206	163	43
Notable items (2)	—	—	—	2	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$116	$90	$96	$88	$86	$30	$206	$163	$43

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current vs.	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Prior Year	June 30,	June 30,
	2025	2025	2024	2024	2024	Quarter	2025	2024	Change
Asia Pacific Traditional
Income before income taxes	$102	$106	$59	$11	$100	$2	$208	$209	$(1)
Other	2	—	4	—	(1)	3	2	(1)	3
Adjusted operating income before income taxes	104	106	63	11	99	5	210	208	2
Notable items (2)	—	—	—	95	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$104	$106	$63	$106	$99	$5	$210	$208	$2

Asia Pacific Financial Solutions
Income (loss) before income taxes	$89	$31	$1	$93	$(58)	$147	$120	$(45)	$165
Investment and derivative (gains) losses (1)	(21)	25	96	(17)	178	(199)	4	252	(248)
Other	9	3	(32)	(16)	(49)	58	12	(77)	89
Adjusted operating income before income taxes	77	59	65	60	71	6	136	130	6
Notable items (2)	—	—	—	9	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$77	$59	$65	$69	$71	$6	$136	$130	$6

Corporate and Other
Loss before income taxes	$(21)	$(119)	$(263)	$(18)	$(136)	$115	$(140)	$(265)	$125
Investment and derivative losses (1)	(5)	50	180	13	80	(85)	45	163	(118)
Investment income - non-operating funds withheld at interest	1	(1)	—	—	—	1	—	—	—
Interest expense on uncertain tax positions	—	—	1	1	(1)	1	—	(1)	1
Derivatives - interest credited	(3)	5	(2)	—	—	(3)	2	—	2
Other	(4)	(5)	13	(14)	13	(17)	(9)	21	(30)
Adjusted operating loss before income taxes	(32)	(70)	(71)	(18)	(44)	12	(102)	(82)	(20)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(32)	$(70)	$(71)	$(18)	$(44)	$12	$(102)	$(82)	$(20)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024

RGA, Inc. shareholders’ equity	$12,053	$11,402	$10,816	$11,127	$9,735
Less effect of AOCI:
Accumulated currency translation adjustments	130	(8)	(19)	108	86
Unrealized (depreciation) appreciation of securities	(4,897)	(4,443)	(4,526)	(2,800)	(4,694)
Effect of updating discount rates on future policy benefits	6,533	5,702	5,412	3,987	4,611
Change in instrument-specific credit risk for market risk benefits	3	6	2	6	6
Pension and postretirement benefits	(17)	(19)	(20)	(29)	(29)
RGA, Inc. shareholders’ equity, excluding AOCI	10,301	10,164	9,967	9,855	9,755
Year-to-date notable items, net of tax	—	—	168	168	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,301	$10,164	$10,135	$10,023	$9,755

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2025	2025	2024	2024	2024

Book value per share	$182.37	$172.53	$164.19	$168.93	$147.90
Less effect of AOCI:
Accumulated currency translation adjustment	1.96	(0.12)	(0.27)	1.64	1.32
Unrealized (depreciation) appreciation of securities	(74.10)	(67.24)	(68.73)	(42.52)	(71.31)
Effect of updating discount rates on future policy benefits	98.85	86.28	82.16	60.54	70.06
Change in instrument-specific credit risk for market risk benefits	0.05	0.09	0.03	0.09	0.09
Pension and postretirement benefits	(0.26)	(0.28)	(0.31)	(0.45)	(0.45)
Book value per share, excluding AOCI	$155.87	$153.80	$151.31	$149.63	$148.19
Less effect of B36:	(0.76)	(0.80)	(0.66)	(2.16)	(0.82)
Book value per share, excluding AOCI and B36	$156.63	$154.60	$151.97	$151.79	$149.01

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (the “Company”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of the Company and its subsidiaries.
Non-GAAP Financial Measures
The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within adjusted claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations;

as any of the above items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and is presented in our financial statement footnotes in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items that the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4.     Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on the Company’s investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.
5. Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, the fact that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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